INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AMERICAN UNITED CORP, INC.
(formally Vectoria, Inc.)

Unaudited
September 30 th , 2003

REVIEW ENGAGEMENT REPORT

To the Directors of
American United Corp, Inc.

We have reviewed the interim consolidated balance sheet of American United Corp, Inc. as at September 30, 2003 and the interim consolidated statements of income, retained earnings and changes in financial position for the year then ended. Our review was made in accordance with generally accepted standards for review engagements in Canada and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the company.

A review does not constitute an audit and consequently we do not express an audit opinion on these interim consolidated financial statements.

Based on our review, nothing has come to our attention that causes us to believe that these interim consolidated financial statements are not, in all material respects, in accordance with generally accepted accounting principles of Canada.

                                                                                                                                            Pontbriand, Roy, Ethier
Saint-Lambert, Canada                                                                                                        General Partnership
October 10, 2003                                                                                                                Chartered Accountants

American United Corp, Inc.
[Incorporated under the General Corporation law of Delaware]

INTERIM CONSOLIDATED BALANCE SHEET

As at
                                   30-09-2003                        31-12-2002
                                                                                                                                                                                    $                                                       $

ASSETS
Current assets
Cash                                                                                                                                                                       3,218                                     20,829
                                                                                                                                                                                3,218                                     20,829
Fixed assets [note 3]                                                                                                    832,986                                    899,651
                                                                                                                                                                           836,204                                    920,480

LIABILITIES
Accounts payable and accrued liabilities                                                                        1,752,669                                  2,094,551
Current portion of obligations under capital leases [note 4]                                                  180,219                                    180,219
                                                                                                                                                                        1,932,888                                             2,274,770
Obligations under capital leases [note 4]                                                                         273,871                                    321,693
Due to parent company                                                                                                  628,542                                    269,311
Due to an administrator                                                                                                166,783                                    130,000
Shareholders’ equity
Capital stock [note 5]                                                                                                         100                                         100
Retained earnings                                                                                                     (2,165,980)                               (2,075,394)
                                                                                                                                                                      (2,165,880)                                (2,075,294)
                                                                                                                                                                          836,204                                      920,480

See accompanying notes to the interim consolidated financial statements

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American United Corp, Inc.

INTERIM CONSOLIDATED RETAINED EARNING

As at
                                                30-09-2003                      31-12-2002
                                                                                                                                                                                                 $    $
                                                [9 months]

Balance, beginning the year                                                                                                    (2,075,394)                            357,201

         Net Earnings (Net loss)                                                                                                        (90,586)                         (2,432,595)
Balance, end of year                                                                                                              (2,165,980)                         (2,075,394)

See accompanying notes to the interim consolidated financial statements

2

American United Corp, Inc.

INTERIM CONSOLIDATED STATEMENTS OF INCOME

As at
                                                  30-09-2003                   31-12-2002
                                                                                                                                                                                                 $    $
                                                   [9 months]

Sales                                                                                                                                        47,081                            378,812

Operating expenses [note 8]                                                                                                                                                   91                            879,120
Earnings before the following items                                                                                                46,990                                   (500,308)

Expenses
Administrative expenses [note 8]                                                                                                  133,954                         1,848,180
Financial expenses [note 8]                                                                                                             3,622                             84,107
                                                                                                                                                                                              137,576                         1,932,287
Net earnings (Net loss)                                                                                                                (90,586)                       (2,432,595)

See accompanying notes to the interim consolidated financial statements

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American United Corp, Inc.

INTERIM CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION

As at
                                             30-09-2003                      31-12-2002
                                                                                                                                                                                             $    $
                                            [9 months]

Operating activities
Net earnings from continuing operations for the year                                                                     (90,586)                           (2,432,595)
Items not affecting cash :
Depreciation – Fixed assets                                                                                                        66,665                                359,903
Loss of disposal of fixed assets                                                                                                        —                                   24,550
Write off of goodwill                                                                                                                      —                                  689,577
                                                                                                                                                                                          (23,921)                            (1,358,565)
Changes in non-cash working capital balances related to operations :
Accounts receivable                                                                                                                      —                                 176,292
Prepaid expenses                                                                                                                           —                                   12,383
Accounts payable and accrued liabilities                                                                                    (341,882)                             1,597,306
Cash provided by operating activities                                                                                         (365,803)                               427,416

Investing activities
Proceed of sales of a subsidiary assets                                                                                              —                                  105,000
Acquisition of fixed assets                                                                                                              —                                  (77,084)
Cash provided by investing activities                                                                                                 —                                   27,916

Financing activities
Obligations under capital leases                                                                                                        —                                   22,423
Due to a parent company                                                                                                            359,231                               (30,739)
Due to an administrator                                                                                                                36,783                              130,000
Disbursement on obligations under capital leases                                                                             (47,822)                            (556,686)
Cash provided by financing activities                                                                                            348,192                             (435,002)
Cash (and cash equivalents) increase                                                                                                                           (17,611)                               20,330
Cash and cash equivalents, beginning                                                                                            20,829                                    499
Cash and cash equivalents, end                                                                                                       3,218                                (20,829)

See accompanying notes to the interim consolidated financial statements

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Vectoria, Inc.
NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the period ended                                                                                                                                                                                                    Unaudited

1)    NATURE AND CONTINUANCE OF OPERATIONS

The company American United Corp, Inc. is incorporated under the General Corporation Law of Delaware on October 1 st 2001, and is a holding company.

2)    SIGNIFICANT ACCOUNTING POLICIES

The Company’s Interim Consolidated financial statements are stated in Canadian dollars and have been prepared in accordance with generally accepted accounting principles in Canada (GAAP).

Basis of presentation

These Interim Consolidated financial statements have been prepared using accounting principles applicable to a going concern, which assume that the Company will continue its operations in the foreseeable future and be able to realize its assets and discharge its liabilities in the normal course of operations.

During the last fiscal year, the Company incurred operating losses and has an accumulated deficit of $2,165,980 at September 30, 2003.

The Company’s ability to continue as a going concern is dependent upon its ability to pursue its debt restructuring, achieving profitable operations and upon generating positive cash flow operations. Accordingly, the going concern assumption may not be appropriate for these Interim Consolidated financial statements, in which case carrying value adjustments of reclassifications of assets, liabilities and reported results of operation might be necessary

Consolidation basis

The Interim Consolidated financial statements include the accounts American United Corp Inc. and its wholly owned subsidiary Vectoria Corp.

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Vectoria, Inc.

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the period ended                                                                                                                                                                                                        Unaudited

2)    SIGNIFICANT ACCOUNTING POLICIES (Cont’d )

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Management believes that the estimates are reasonable.

Fixed assets

Capital assets are stated at cost, net of tax credits. Depreciation is provided over the useful life of assets, using the following methods and rates:

                                         Methods   Rates

Computer equipment
under capital leases                                                                              Diminishing balance                             30%
Furniture and equipment                                                                     Diminishing balance                             20%
Leasehold improvements                                                                    Straight-line                                            20%

Going concern

These financial statements have been prepared in accordance with accounting principles that apply to a going concern. This presupposes that the company will continue its operations in the foreseeable future and that will be able to realize its assets and discharge its liabilities in the normal course of operations.

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Vectoria, Inc.

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the period ended                                                                                                                                                                                                        Unaudited

2)    SIGNIFICANT ACCOUNTING POLICIES (Cont’d )

Going concern (Cont’d)

An unfavorable condition have left some doubt as to the appropriateness of this assumption. Its working capital is deficient. These financial statements do not reflect adjustments that would be necessary if the going concern assumption were not appropriate, because management feels that the measures described above that it took or intends to take will mitigate the effect of the conditions and facts that raise doubt about the appropriateness of this assumption.

Revenue Recognition

The company recognizes revenue from the sale of providing Internet access services and computer integration and technology security when the services have been rendered. The company’s new IP telephony service will be billed in advance on a monthly basis and deferred until earned.

3)    FIXED ASSETS

                                2003                                                        2002
          Accumulated              Net bookNet               book
                                                                                                                             Cost             depreciation                    value                   value
                                                                                                                                $                        $                                   $                              $

Furnitures and equipment                                                          23,223            10,416                 12,807                  9
Leasehold improvements                                                             1,939                646                   1,293               357
Computer equipment under
    capital leases                                                                                          1,247,185               428,299                   818,886              883,445
                                                                                                                     1,272,347           439,361               832,986           899,651

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Vectoria, Inc.

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the period ended                                                                                                                                                                                                        Unaudited

4)    OBLIGATIONS UNDER CAPITAL LEASES
                                                  30-09-2003                       31-12-2002
                                                                                                                                                                                                 $    $

Office furniture lease contract, of a total amount of $ 19,472, repayable in monthly
instalments of 764 $ including interest calculated at 19,61 % maturing from May 1, 2004.                           11,460                                  13,752

Computer equipment lease contracts, of a total amount of $ 1,019,785, repayable in monthly instalments of $ 15,287 including interest calculated at 13,30%, with a purchase option of
264,389 $ at maturity, on March 27, 2004.                                                                                       447,833                                 493,694

Computer equipment lease contracts, of a total amount of $ 22,423 repayable in monthly
installments of 739 $ including interest calculated at 11,45 % at maturity on March 31, 2005.                      17,732                                   19,949
Total amount of future minimum lease payments                                                                             477,025                                 527,395
Interest included in instalments                                                                                                    (22,935)                                (25,483)
                                                                                                                                                                                             454,090                                501,912
Current portion                                                                                                                        (180,219)                              (180,219)
                                                                                                                                                                                             273,871                                321,693

Future minimum lease payments under the capital leases for subsequent years are as follows : 2004, $ 180,219; 2005, $ 273,871.

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Vectoria, Inc.

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the period ended                                                                                                                                                                                                        Unaudited

5)    CAPITAL STOCK

Authorized

An unlimited number of common shares without par value.
                                                     30-09-2003                      31-12-2002
                                                                                                                                                                                                     $    $
     Issued
               100 common shares                                                                                                                  100          100

6)    FINANCIAL INSTRUMENTS

Interest rate risk

The interest rate risk of the Company is limited. A variation of 1 % on interest rate do not have an important effect on the benefit, cash flows or the financial situation of the Company.

Credit risk

The company provides credit to its clients in the normal course of its operations. For the other debts, the company determines, on a continuing basis, the probable losses and sets up a provision for losses based on the estimated realizable value.

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Vectoria, Inc.

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the period ended                                                                                                                                                                                                        Unaudited

7)                       STATEMENT OF INCOME
                                         30-09-2003                     31-12-2002
                                                                                                                                                                                         $    $
                                       [9 months]

Operating expenses
Salaries and employee benefits                                                                                                     —                             622,414
Rent                                                                                                                                        —                               68,402
Repairs and maintenance                                                                                                             —                               13,172
Traveling expenses                                                                                                                    91                               39,330
Insurances                                                                                                                               —                                 7,395
Taxes and license                                                                                                                      —                               23,294
Purchase                                                                                                                                 —                               100,843
Publicity                                                                                                                                                                            —                                  4,270
                                                                                                                                                                                             91                              879,120
Administrative expenses
Professional fees                                                                                                                   5,155                                15,000
Office expenses                                                                                                                     1,443                              195,110
Communications                                                                                                                  38,531                              399,464
Administrative expenses                                                                                                       22,160                                17,895
Entertainment expenses                                                                                                              —                                  4,836
Depreciation – Fixed assets                                                                                                   66,665                               359,903
Bad debt                                                                                                                                 —                                141,845
Write off of goodwill                                                                                                                 —                                689,577
Loss of disposal of fixed assets                                                                                                    —                                 24,550
                                                                                                                                                                                  133,954                             1,848,180

Financial expenses
Interests and bank charges                                                                                                    1,074                                  37,012
Long term interest                                                                                                                2,548                                  47,095
                                                                                                                                                                                      3,622                                  84,107

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Vectoria, Inc.

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the period ended                                                                                                                                                                                                        Unaudited

8)               CONTINGENT LIABILITIES

A payable of $ 101,326 is presently under litigation. legal procedures have been instituted against the company. No provision has been recorded in the accounts.

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